Exhibit 10.0

For Office Use Only Wyoming Secretary of State Herschler Building East, Suite 101122 W 25th Street Cheyenne, WY 82002-0020 Ph. 307.777.7311 Email: Business@wyo.gov P-Amendment ? Revised June 2021Profit Corporation Articles of Amendment 1. Corporation name:(Name must match exactly to the Secretary of State's records.)is amended as follows: 3.If the amendment provides for an exchange, reclassification, or cancellation of issued shares, provisions forimplementing the amendment if not contained in the amendment itself which may be made upon facts objectivelyascertainable outside the articles of amendment.4.The amendment was adopted on . (Date ? mm/dd/yyyy) 2.Article number(s)*See checklist below for article number information.

P-Amendment ? Revised June 20215.Approval of the amendment: (Please check only one appropriate field to indicate the party approving the amendment.)Shares were not issued and the board of directors or incorporators have adopted the amendment. OR Shares were issued and the board of directors have adopted the amendment without shareholder approval, in compliance with W.S. 17-16-1005. OR Shares were issued and the board of directors have adopted the amendment with shareholder approval, in compliance with W.S. 17-16-1003. Signature: ___________________________________________ Date: (May be executed by Chairman of Board, President or another of its officers.) (mm/dd/yyyy) Print Name: Title: Contact Person: Daytime Phone Number: Email: (An email address is required. Email(s) provided will receive important reminders, notices and filing evidence.)Checklist Filing Fee: $60.00 Make check or money order payable to Wyoming Secretary of State.Processing time is up to 15 business days following the date of receipt in our office.*Refer to original articles of incorporation to determine the specific article number being amended or use the next number in sequence if you are adding an article. Article number(s) is not the same as the filing ID number.Please mail with payment to the address at the top of this form. This form cannot be accepted via email.Please review the form prior to submission. The Secretary of State's Office is unable to process incomplete forms.

SPECIAL MEETING OF THE BOARD OF DIRECTORS OF CS DIAGNOSTICS CORP. f/k/a FlashZero Corp. A SPECIAL MEETING OF THE BOARD OF DIRECTORS OF CS DIAGNOSTICS CORP., was held on March 24, 2023. A quorum was called and the Directors, Thomas Fahrhoefer, Thomas Migotsch, and Thomas Graus were present and a quorum was present. The meeting was held telephonically due to the location of the Directors. The Corporate Secretary, Thomas Graus, reported to the Board of Directors the status of the Corporate Action pending with FINRA for the Corporations name change, symbol change, the reverse and forward slit of its Common Stock. Mr. Graus reported that the approval process had been delayed to the staff of FINRA reporting a deficiency in the documentation for the Corporation's Preferred Stock. Mr. Graus reported to the Board of Directors that its representative Coral Capital had refiled a new application to FINRA on 24 March, 2023 and had recommended the Board of Directors file an Amendment to the Articles of Incorporation whereas the Board of Directors and the Majority Shareholder approval of Amendment and Restatement for Certificate of Designation for the Corporation's Preferred Series A, Amendment and Restatement for Certificate of Designation for the Corporation's Preferred Series B and Amendment and Restatement for its By-Laws. WHEREAS, the President recommended that is in the best interest of the shareholders of the Company, Pursuant to Wyoming Revised Statues Title 17, Chapter 10, Article 10, Sections 17-16-602 and section-17-19-1006, that it amends the Articles of Incorporation with an Amendment and Restatement of its By-Laws to include its new name, new address, its digitation of its Stock Certificates, and utilization of digital technology for communication. WHEREAS, the President recommended that it is in the best interest of the shareholders of the Company that it mends the Articles of Incorporation with an Amendment and Restatement Certificate of Designation of Preferred Series A. WHEREAS, the President recommended that it is in the best interest of the shareholders of the Company that it mends the Articles of Incorporation with an Amendment and Restatement Certificate of Designation of Preferred Series B. RESOLVED, the 1 for 100,000 reverse-split, with all fractional shares rounded up to the nearest whole share; and immediately after the completion of the rounding upwards to the nearest whole share, a 200 for 1 forward stock split is hereby approved. RESOLVED, Pursuant to Wyoming Revised Statues Title 17, Chapter 10, Article 10, Sections 17-16-602 and section-17-19-1006, that it amends the Articles of

SPECIAL MEETING OF THE BOARD OF DIRECTORS OF CS DIAGNOSTICS CORP. f/k/a FlashZero Corp. Incorporation with an Amendment and Restatement of its By-Laws, as attached hereto as Exhibit A, is approved. RESOLVED, Pursuant to Wyoming Revised Statues Title 17, Chapter 10, Article 10, Sections 17-16-602 and section-17-19-1006, that it amends the Articles of Incorporation with an Amendment and Restatement Certificate of Designation of Preferred Series A, as attached hereto as Exhibit B, is approved. RESOLVED, Pursuant to Wyoming Revised Statues Title 17, Chapter 10, Article 10, Sections 17-16-602 and section-17-19-1006, that it amends the Articles of Incorporation with an Amendment and Restatement Certificate of Designation of Preferred Series B, as attached hereto as Exhibit C, is approved. RESOLVED, the Corporate Secretary, Thomas Graus, is approved to make all requisite filings with the Wyoming Secretary of State and a Supplemental Disclosure of these actions with OTC Markets, the Company Transfer Agent, TransferOnline, Inc., FINRA and any other requirements it deems necessary. I Thomas Graus the Corporate Secretary of the Company do hereby and herein attest the foregoing is a true and correct copy of the Special Meeting of the Board of Directors of FlashZero Corp held on 24th March 2023. ATTTEST Dated: 24th March 2023 Thomas Graus Corporate Secretary

AMENDED AND RESTATED BYLAWS OF CS DIAGNOSTICS CORP. a Wyoming corporation ARTICLE I OFFICES Principal Office . The principal office for the transaction of business of the Corporation is hereby fixed and located at Stresemannallee 4c, Neuss, Germany 41460. The location may be changed by approval of a majority of the authorized directors, and additional offices may be established and maintained at such other place or places, either within or outside of Wyoming, as the Board of Directors may from time to time designate. Other Offices. Branch or subordinate offices may at any time be established by the Board of Directors at any place or places where the Corporation is qualified to do business. ARTICLE II DIRECTORS ? MANAGEMENT Powers : Subject to the provisions of the Wyoming Revised Statutes (hereinafter the "Code"), and subject to any limitations in the Articles of Incorporation of the Corporation relating to action required to be approved by the Shareholders, as that term is defined in the Code, or by the outstanding shares, as that term is defined in the Code, the business and affairs of the Corporation shall be managed and all corporate powers shall be exercised by or under the direction of the Board of Directors. The Board of Directors may delegate the management of the day-to-day operation of the business of the Corporation to a management company or other persons, provided that the business and affairs of the Corporation shall be managed, and all corporate powers shall be exercised, under the ultimate direction of the Board.

AMENDED AND RESTATED BYLAWS OF CS DIAGNOSTICS CORP. a Wyoming corporation Standard of Care; Liability: Each Director shall exercise such powers and otherwise perform such duties, in good faith, in the matters such Director believes to be in the best interests of the Corporation, and with such care, including reasonable inquiry, using ordinary prudence, as a person in a like position would use under similar circumstances. In performing the duties of a Director, a Director shall be entitled to rely on information, opinions, reports, or statements, including financial statements and other financial data, in which case prepared or presented by: () One or more officers or employees of the Corporation whom the Director believes to be reliable and competent in the matters presented, () Counsel, independent accountants or other persons as to which the Director believes to be within such person's professional or expert competence, or () A Committee of the Board upon which the Director does not serve, as to matters within its designated authority, which committee the Director believes to merit confidence, so long as in any such case the Director acts in good faith, after reasonable inquiry when the need therefore is indicated by the circumstances and without knowledge that would cause such reliance to be unwarranted. Number and Qualification of Directors . The authorized number of Directors of the Corporation shall be not less than one (1) nor more than five (5) until changed by a duly adopted amendment to the Articles of Incorporation or by an amendment to this Section 2 of Article II of these Bylaws or, without amendment of these Bylaws, the number of directors may be fixed or changed by resolution adopted by the vote of the majority of directors in office or by the vote of holders of

AMENDED AND RESTATED BYLAWS OF CS DIAGNOSTICS CORP. a Wyoming corporation shares representing a majority of the voting power at any annual meeting, or any special meeting called for such purpose; but no reduction of the number of directors shall have the effect of removing any director prior to the expiration of his term. Election and Term of Office of Directors . Directors shall be elected at each annual meeting of the Shareholders to hold office until the next annual meeting. If any such annual meeting of Shareholders is not held or the Directors are not elected thereat, the Directors may be elected at any special meeting of Shareholders held for that purpose. Each Director, including a Director elected to fill a vacancy, shall hold office until the expiration of the term for which elected and until a successor has been elected and qualified. Except as may otherwise be provided herein, or in the Articles of Incorporation by way of cumulative voting rights, the members of the Board of Directors of this Corporation, who need not be shareholders, shall be elected by a majority of the votes cast at a meeting of shareholders, by the holders of shares of stock present in person or by proxy, entitled to vote in the election. Vacancies . A vacancy or vacancies on the Board of Directors shall be deemed to exist in the event of the death, resignation or removal of any Director, or if the Board of Directors by resolution declares vacant the office of a Director who has been declared of unsound mind by an order of court or convicted of a felony, or if the authorized number of directors be increased, or if the shareholders fail, at any annual or special meeting of shareholders at which any director or directors are elected, to elect the full authorized number of directors to be voted for at the meeting. Vacancies on the Board of Directors, except for a vacancy created by the removal of a Director, may be filled by a majority of the remaining Directors, though less than a quorum, or by a sole

AMENDED AND RESTATED BYLAWS OF CS DIAGNOSTICS CORP. a Wyoming corporation remaining Director. Each Director so elected shall hold office until the next annual meeting of the Shareholders and until a successor has been elected and qualified. A vacancy in the Board of Directors created by the removal of a Director may only be filled by the vote of a majority of the shares entitled to vote represented at a duly held meeting at which a quorum is present, or by the written consent of the holders of a majority of the outstanding shares. The Shareholders may elect a Director or Directors at any time to fill any vacancy or vacancies, but any such election by written consent shall require the consent of a majority of the outstanding shares entitled to vote. Any Director may resign, effective on giving written notice to the Chairman of the Board, the President, the Secretary, or the Board of Directors, unless the notice specifies a later time for that resignation to become effective. When one or more directors give notice of his or her or their resignation from the Board of Directors, effective at a future date, the Board may fill the vacancy or vacancies to take effect when the resignation or resignations become effective, each Director so appointed to hold office during the remainder of the term of office of the resigning Director(s)." No reduction of the authorized number of Directors shall have the effect of removing any Director before that Director's term of office expires. Removal of Directors . The entire Board of Directors, or any individual Director, may be removed from office at any special meeting of stockholders called for such purpose by vote of the holders of two-thirds of the voting power entitling them to elect directors in place of those to be removed. No Director may be removed (unless the entire Board is removed) when the votes cast against removal or not consenting in writing to such removal would be sufficient to elect such Director if voted cumulatively at an election at which the same total number of votes were cast (or, if such action is taken by written consent, all shares entitled to vote, were voted) and the entire number of Directors authorized at the time of the Directors most recent election were then being elected; and when by

AMENDED AND RESTATED BYLAWS OF CS DIAGNOSTICS CORP. a Wyoming corporation the provisions of the Articles of Incorporation the holders of the shares of any class or series voting as a class or series are entitled to elect one or more Directors, any Director so elected may be removed only by the applicable vote of the holders of the shares of that class or series. Place of Meetings . Regular meetings of the Board of Directors shall be held at any place within or outside the state that has been designated from time to time by resolution of the Board. In the absence of such resolution, regular meetings shall be held at the principal executive office of the Corporation. Special meetings of the Board shall be held at any place within or outside the state that has been designated in the notice of the meeting, or, if not stated in the notice or there is no notice, at the principal executive office of the Corporation. Any meeting, regular or special, may be held by conference telephone or other digital communication equipment, so long as all Directors participating in such meetings can hear one another, and all such Directors shall be deemed to have been present in person at such meeting. Annual Meetings. Immediately following each annual meeting of Shareholders, the Board of Directors shall hold a regular meeting for the purpose of organization, the election of officers and the transaction of other business. Notice of this meeting shall not be required. Minutes of any meeting of the Board, or any committee thereof, shall be maintained as required by the Code by the Secretary or other officer designated for that purpose. Other Regular Meetings. Other regular meetings of the Board of Directors shall be held without call at such time as shall from time to time be fixed by the Board of Directors. Such regular meetings may be held without notice, provided the time and place of such meetings has been fixed by the Board of Directors, and further provided the notice of any change in the time of such meeting shall be given to all the Directors. Notice of a change in the determination of the time shall be given to each Director in

AMENDED AND RESTATED BYLAWS OF CS DIAGNOSTICS CORP. a Wyoming corporation the same manner as notice for such special meetings of the Board of Directors. If said day falls upon a holiday, such meetings shall be held on the next succeeding day thereafter. Special Meetings/Notices. Special meetings of the Board of Directors for any purpose or purposes may be called at any time by the Chairman of the Board or the President or any Vice President or the Secretary or any two Directors. Notice of the time and place for special meetings shall be delivered personally or by telephone to each Director or sent by first class mail or telegram, charges prepaid, addressed to each Director at his or her address as it is shown in the records of the Corporation. In case such notice is mailed, it shall be deposited in the United States mail at least four days prior to the time of holding the meeting. In case such notice is delivered personally, or by telephone or telegram, it shall be delivered personally or be telephone or to the telegram company at least 48 hours prior to the time of the holding of the meeting. Any oral notice given personally or by telephone may be communicated to either the Director or to a person at the office of the Director who the person giving the notice has reason to believe will promptly communicate same to the Director. The notice need not specify the purpose of the meeting, nor the place, if the meeting is to be held at the principal executive office of the Corporation. Waiver of Notice . The transactions of any meeting of the Board of Directors, however called, noticed, or wherever held, shall be as valid as though had at a meeting duly held after the regular call and notice if a quorum is present and if, either before or after the meeting, each of the Directors not present signs a written waiver of notice, a consent to holding the meeting or an approval of the minutes thereof. Waivers of notice or consent need not specify the purposes of the meeting. All such waivers, consents and approvals shall be filed with the corporate records or made part of the minutes of the meeting. Notice of a meeting shall also be deemed given to any Director who attends the meeting without protesting, prior thereto or at its commencement, the lack of notice to such Director.

AMENDED AND RESTATED BYLAWS OF CS DIAGNOSTICS CORP. a Wyoming corporation Quorums. Presence of a majority of the authorized number of Directors shall constitute a quorum for the transaction of business, except to adjourn as provided in Section 12 of this Article II. Members of the Board may participate in a meeting through use of conference telephone or similar communications equipment, so long as all members participating in such meeting can hear one another. Participation in a meeting as permitted by the preceding sentence constitutes presence in person at such meeting. Every act or decision done or made by a majority of the Directors present at a meeting duly held at which a quorum was present shall be regarded as the act of the Board of Directors, unless a greater number is required by law or the Articles of Incorporation. A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of Directors, if any action taken is approved by at least a majority of the required quorum for that meeting. Adjournment. A majority of the directors present, whether or not constituting a quorum, may adjourn any meeting to another time and place. Notice of Adjournment. Notice of the time and place of the holding of an adjourned meeting need not be given, unless the meeting is adjourned for more than 24 hours, in which case notice of such time and place shall be given prior to the time of the adjourned meeting to the Directors who were not present at the time of the adjournment. Sole Director Provided by Articles or Bylaws. In the event only one Director is required by the Bylaws or the Articles of Incorporation, then any reference herein to notices, waivers, consents, meetings or other actions by a majority or quorum of the Board of Directors shall be deemed or referred as such notice, waiver, etc., by the sole Director, who shall have all rights and duties and shall be entitled to exercise all of the powers and shall assume all the responsibilities otherwise herein described, as given to the Board of Directors.

AMENDED AND RESTATED BYLAWS OF CS DIAGNOSTICS CORP. a Wyoming corporation Directors Action by Unanimous Written Consent. Any action required or permitted to be taken by the Board of Directors may be taken without a meeting and with the same force and effect as if taken by a unanimous vote of Directors, if authorized by a writing signed individually or collectively by all members of the Board of Directors. Such consent shall be filed with the regular minutes of the Board of Directors. Compensation of Directors. Directors, and members as such, shall not receive any stated salary for their services, but by resolution of the Board of Directors, a fixed sum and/or expenses, if any, may be allowed for their attendance at each regular and special meeting of the Board of Directors or for their services contributed to the Board of Directors; provided, however, that nothing contained herein shall be construed to preclude any Director from serving the Corporation in any other capacity as an officer, employee or otherwise receiving compensation for such services. Committees. Committees of the Board of Directors may be appointed by resolution passed by a majority of the whole Board. Committees shall be composed of two or more members of the Board of Directors. The Board may designate one or more Directors as alternate members of any committee, who may replace any absent member at any meeting of the committee. Committees shall have such powers as those held by the Board of Directors as may be expressly delegated to it by resolution of the Board of Directors, except those powers expressly made non-delegable by the Code. Meetings and Action of Committees. Meetings and action of committees shall be governed by, and held and taken in accordance with, the provisions contained herein, with such changes as are necessary to substitute the committee and its members for the Board of Directors and its members, except that the time of the regular meetings of the committees may be determined by resolution of the Board of Directors as well as the committee, and special meetings of committees may also be

AMENDED AND RESTATED BYLAWS OF CS DIAGNOSTICS CORP. a Wyoming corporation given to all alternate members, who shall have the right to attend all meetings of the committee. The Board of Directors may adopt rules for the government of any committee not inconsistent with the provisions of these Bylaws. Advisors. The Board of Directors from time to time may request and/or hire for a fee one or more persons to be Advisors to the Board of Directors, but such persons shall not by such appointment be members of the Board of Directors. Advisors shall be available from time to time to perform special assignments specified by the President, to attend meetings of the Board of Directors upon invitation, and to furnish consultation to the Board of Directors. The period during which the title shall be held may be prescribed by the Board of Directors. If no period is prescribed, the title shall be held at the pleasure of the Board of Directors. ARTICLE III OFFICERS Officers. The principal officers of the Corporation shall be a President, a Chief Operations Officer, a Secretary, and a Treasurer who may also be called Chief Financial Officer. The Corporation may also have, at the discretion of the Board of Directors, a Chairman of the Board, one or more Vice Presidents, one or more Assistant Secretaries, one or more Assistant Treasurers, and such other officers as may be appointed in accordance with the provisions of Section 3 of this Article III. Any number of offices may be held by the same person. Election of Officers. The principal officers of the Corporation, except such officers as may be appointed in accordance with the provisions of this Article, shall be chosen by the Board of Directors, and each shall serve at the pleasure of the Board of Directors, subject to the rights, if any, of an officer under any contract of employment. Each officer shall hold office until his successor shall be duly elected and qualified, or until his death, resignation, or removal in the manner hereinafter provided.

AMENDED AND RESTATED BYLAWS OF CS DIAGNOSTICS CORP. a Wyoming corporation Subordinate Officers, Etc. The Board of Directors may appoint such other officers as the business of the Corporation may require, each of whom shall hold office for such period, have such authority and perform such duties as are provided in the Bylaws or as the Board of Directors may from time to time determine. Removal and Resignation of Officers. Subject to the rights, if any, of an officer under any contract of employment, any officer may be removed, either with or without cause, by a majority of the Directors at that time in office, at any regular or special meeting of the Board of Directors, or, except in the case of an officer chosen by the Board of Directors, by any officer upon whom such power of removal may be conferred by the Board of Directors. Any officer may resign at any time by giving written notice to the Board of Directors. Any resignation shall take effect on the date of the receipt of that notice or at any later time specified in that notice; and, unless otherwise specified in that notice, the acceptance of the resignation shall not be necessary to make it effective. Any resignation is without prejudice to the rights, if any, of the Corporation under any contract to which the officer is a party. Vacancies. A vacancy in any office because of death, resignation, removal, disqualification or any other cause shall be filled in the manner prescribed in the Bylaws for regular appointments to that office. Chairman of the Board. The Chairman of the Board, if such an officer be elected, shall, if present, preside at the meetings of the Board of Directors and exercise and perform such other powers and duties as may, from time to time, be assigned by the Board of Directors or prescribed by the Bylaws. If there is no President, the Chairman of the Board shall, in addition, be the Chief Executive Officer of the Corporation and shall have the powers and duties prescribed in Section 7 of this Article III.

AMENDED AND RESTATED BYLAWS OF CS DIAGNOSTICS CORP. a Wyoming corporation President. Subject to such supervisory powers, if any, as may be given by the Board of Directors to the Chairman of the Board, if there is such an officer, the President shall be the Chief Executive Officer of the Corporation and shall, subject to the control of the Board of Directors, have general supervision, direction and control of the business and officers of the Corporation. The President shall preside at all meetings of the Shareholders and, in the absence of the Chairman of the Board, or if there be none, at all meetings of the Board of Directors. The President shall have the general powers and duties of management usually vested in the office of President of a corporation, shall be ex officio a member of all the standing committees, including the Executive Committee, if any, and shall have such other powers and duties as may be prescribed by the Board of Directors or the Bylaws. Vice President. In the absence or disability of the President, the Vice Presidents, if any, in order of their rank as fixed by the Board of Directors, or if not ranked, the Vice President designated by the Board of Directors, shall perform all the duties of the President, and when so acting, shall have all the powers of, and be subject to all the restrictions upon, the President. The Vice Presidents shall have such other powers and perform such other duties as from time to time may be prescribed for them, respectively, by the Board of Directors or the Bylaws, the President, or the Chairman of the Board. Secretary. The Secretary shall keep, or cause to be kept, a book of minutes of all meetings of the Board of Directors and Shareholders at the principal office of the Corporation or such other place as the Board of Directors may order. The minutes shall include the time and place of holding the meeting, whether regular or special, and if a special meeting, how authorized, the notice thereof given, and the names of those present at Directors' and committee meetings, the number of shares present or represented at Shareholders' meetings and the proceedings thereof. The Secretary shall keep, or cause to be kept, at the principal office of the Corporation or at the office of the

AMENDED AND RESTATED BYLAWS OF CS DIAGNOSTICS CORP. a Wyoming corporation Corporation's transfer agent, a share register, or duplicate share register, showing the names of the Shareholders and their addresses; the number and classes or shares held by each; the number and date of certificates issued for the same; and the number and date of cancellation of every certificate surrendered for cancellation. The Secretary shall give, or cause to be given, notice of all the meetings of the Shareholders and of the Board of Directors required by the Bylaws or by law to be given. The Secretary shall keep the seal of the Corporation in safe custody, and shall have such other powers and perform such other duties as may be prescribed by the Board of Directors or by the Bylaws. Treasurer. The Treasurer shall keep and maintain, or cause to be kept and maintained, in accordance with generally accepted accounting principles, adequate and correct accounts of the properties and business transactions of the Corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital, earnings (or surplus) and shares issued. The books of account shall, at all reasonable times, be open to inspection by any Director. The Treasurer shall deposit all monies and other valuables in the name and to the credit of the Corporation with such depositaries as may be designated by the Board of Directors. The Treasurer shall disburse the funds of the Corporation as may be ordered by the Board of Directors, shall render to the President and Directors, whenever they request it, an account of all of the transactions of the Treasurer and of the financial condition of the Corporation, and shall have such other powers and perform such other duties as may be prescribed by the Board of Directors or the Bylaws.

AMENDED AND RESTATED BYLAWS OF CS DIAGNOSTICS CORP. a Wyoming corporation ARTICLE IV SHAREHOLDERS' MEETINGS Place of Meetings. Meetings of the Shareholders shall be held at any place within or outside the state of Wyoming designated by the Board of Directors. In the absence of any such designation, Shareholders' meetings shall be held at the principal executive office of the Corporation. Annual Meeting. The annual meeting of the Shareholders shall be held, each year, as follows: Time of Meeting: 10:00 A.M. Date of Meeting: September 15 If this day shall be a legal holiday, then the meeting shall be held on the next succeeding business day, at the same time. At the annual meeting, the Shareholders shall elect a Board of Directors, consider reports of the affairs of the Corporation and transact such other business as may be properly brought before the meeting. If the above date is inconvenient, the annual meeting of Shareholders shall be held each year on a date and at a time designated by the Board of Directors within a reasonable date of the above date upon proper notice to all Shareholders. Special Meetings. Special meetings of the Shareholders for any purpose or purposes whatsoever, may be called at any time by the Board of Directors, the Chairman of the Board, the President, or by one or more Shareholders holding shares in the aggregate entitled to cast not less than 50% of the votes at any such meeting. If a special meeting is called by any person or persons other than the Board of Directors, the request shall be in writing, specifying the time of such meeting and the general nature of the business proposed to be transacted, and shall be delivered personally or sent by registered mail or by electronic digital mail or other digital transmission to the Chairman of the Board, the President, any Vice President or the Secretary of the Corporation. The officer receiving

AMENDED AND RESTATED BYLAWS OF CS DIAGNOSTICS CORP. a Wyoming corporation such request shall forthwith cause notice to be given to the Shareholders entitled to vote, in accordance with the provisions of Sections 4 and 5 of this Article, that a meeting will be held at the time requested by the person or persons calling the meeting, not less than 35 nor more than 60 days after the receipt of the request. If the notice is not given within 20 days after receipt of the request, the person or persons requesting the meeting may give the notice in the manner provided in these Bylaws or upon application to the Superior Court. Nothing contained in this paragraph of this Section shall be construed as limiting, fixing or affecting the time when a meeting of Shareholders called by action of the Board of Directors may be held. Notice of Meetings ? Reports. Notice of any Shareholders meetings, annual or special, shall be given in writing not less than 10 days nor more than 60 days before the date of the meeting to Shareholders entitled to vote thereat by the Secretary or the Assistant Secretary, or if there be no such officer, or in the case of said Secretary or Assistant Secretary's neglect or refusal, by any Director or Stockholder. Such notices or any reports shall be given personally or by mail or other means of written communication as provided in the Code and shall be sent to the Stockholder's address appearing on the books of the Corporation, or supplied by the Stockholder to the Corporation for the purpose of notice, and in the absence thereof, as provided in the Code by posting notice at a place where the principal executive office of the Corporation is located or by publication at least once in a newspaper of general circulation in the county in which the principal executive office is located. Notice of any meeting of Shareholders shall specify the place, the day and the hour of meeting, and (i) in case of a special meeting, the general nature of the business to be transacted and that no other business may be transacted, or (ii) in the case of an annual meeting, those matters which the Board of Directors, at the date of mailing of notice, intends to present for action by the Shareholders. At any meetings where Directors are elected, notice shall include the names of the nominees, if any, intended at the date of notice to be presented for election.

AMENDED AND RESTATED BYLAWS OF CS DIAGNOSTICS CORP. a Wyoming corporation Notice shall be deemed given at the time it is delivered personally or deposited in the mail or via electronic digital mail or posted on OTC Markets website, https://www.otcmarkets.com, a Form 8K, or sent by other means of verifiable communication. The officer giving such notice or report shall prepare and file in the minute book of the Corporation an affidavit or declaration thereof. If action is proposed to be taken at any meeting for approval of (i) contracts or transactions in which a Director has a direct or indirect financial interest, pursuant to Section 310 of the Code, (ii) an amendment to the Articles of Incorporation, pursuant to Section 902 of the Code, (iii) a reorganization of the Corporation, pursuant to Section 1201 of the Code, (iv) dissolution of the Corporation, pursuant to the Code, or (v) a distribution to preferred Shareholders, pursuant to the Code, the notice shall also state the general nature of such proposal. Quorum. The holders of a majority of the shares entitled to vote at a Shareholders' meeting, present in person, or represented by proxy, shall constitute a quorum at all meetings of the Shareholders for the transaction of business except as otherwise provided by the Code or by these Bylaws. The Shareholders present at a duly called or held meeting at which a quorum is present may continue to transact business until adjournment, notwithstanding the withdrawal of enough Shareholders to leave less than a quorum, if any action taken (other than adjournment) is approved by a majority of the shares required to constitute a quorum. Adjourned Meeting and Notice Thereof. Any Shareholders' meeting, annual or special, whether or not a quorum is present, may be adjourned from time to time by the vote of the majority of the shares represented at such meeting, either in person or by proxy, but in the absence of a quorum, no other business may be transacted at such meeting. When any meeting of Shareholders, either annual or special, is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place thereof are announced at a meeting at which the adjournment is taken, unless a new record date for the adjourned meeting is fixed, or unless the adjournment is for more than 45 days from the date set for the original meeting, in which case the Board of

AMENDED AND RESTATED BYLAWS OF CS DIAGNOSTICS CORP. a Wyoming corporation Directors shall set a new record date. Notice of any adjourned meeting shall be given to each Stockholder of record entitled to vote at the adjourned meeting in accordance with the provisions of Section 4 of this Article. At any adjourned meeting, the Corporation may transact any business which might have been transacted at the original meeting. Waiver or Consent by Absent Shareholders The transactions of any meeting of Shareholders, either annual or special, however called and noticed, shall be valid as though had at a meeting duly held after regular call and notice, if a quorum be present either in person or by proxy, and if, either before or after the meeting, each of the Shareholders entitled to vote, not present in person or by proxy, sign a written waiver of notice, or a consent to the holding of such meeting or an approval of the minutes thereof. The waiver of notice or consent need not specify either the business to be transacted or the purpose of any regular or special meeting of Shareholders, except that if action is taken or proposed to be taken for approval of any of those matters specified in this Article, the waiver of notice or consent shall state the general nature of such proposal. All such waivers, consents or approvals shall be filed with the corporate records or made a part of the minutes of the meeting. Attendance of a person at a meeting shall also constitute a waiver of notice of such meeting, except when the person objects, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened, and except that attendance at a meeting is not a waiver of any right to object to the consideration of matters not included in the notice. A Shareholder or Shareholders of the Corporation holding at least 5% in the aggregate of the outstanding voting shares of the Corporation may (i) inspect, and copy the records of Shareholders' names and addresses and shareholdings during usual business hours upon five days prior written demand upon the Corporation, and/or (ii) obtain from the transfer agent by paying such transfer agent's usual charges for such a list, a list of the Shareholders' names and addresses who are entitled to vote for the election of Directors, and their shareholdings, as of the most recent record date for which such list has been compiled or as of a date specified by the Shareholders subsequent to the

AMENDED AND RESTATED BYLAWS OF CS DIAGNOSTICS CORP. a Wyoming corporation day of demand. Such list shall be made available by the transfer agent on or before the later of five days after the demand is received or the date specified therein as the date as of which the list is to be compiled. The record of Shareholders shall also be open to inspection upon the written demand of any Shareholder or holder of a voting trust certificate, at any time during usual business hours, for a purpose reasonably related to such holder's interest as a Shareholder or as a holder of a voting trust certificate. Any inspection and copying under this Section may be made in person or by an agent or attorney of such Shareholder or holder of a voting trust certificate making such demand. Section .Maintenance and Inspection of Bylaws . The Corporation shall keep at its principal executive office, or if not in this state, at its principal business office in this state, the original or a copy of the Bylaws amended to date, which shall be open to inspection by the Shareholders at all reasonable times during office hours. If the principal executive office of the Corporation is outside the state and the Corporation has no principal business office in this state, the Secretary shall, upon written request of any Shareholder, furnish to such Shareholder a copy of the Bylaws as amended to date. Annual Report to Shareholders The Corporation shall post its Annual Reports to its portal on OTC Markets, https://www.otcmarkets.com . The posting of the Annual Report on OTC Markets Public Portal is sufficient notice. The Annual Report to Shareholders shall contain a Balance Sheet as of the end of the fiscal year and an Income Statement and Statement of Changes in Financial Position for the fiscal year, accompanied by any report of independent accountants or, if there is no such report, the certificate of an authorized officer of the Corporation that the statements were prepared without audit from the books and records of the Corporation. Financial Statements. A copy of any annual financial statement and any Income Statement of the Corporation for each quarterly period of each fiscal year, and any accompanying Balance Sheet of the Corporation as of the end of each such period, that has been prepared by the Corporation

AMENDED AND RESTATED BYLAWS OF CS DIAGNOSTICS CORP. a Wyoming corporation shall be kept on file at the principal executive office of the Corporation for 12 months from the date of its execution, and each such statement shall be exhibited at all reasonable times to any Shareholder demanding an examination of such statement or a copy shall be made for any such Shareholder. The Corporation shall post its Financial Statements and Quarterly Financial Repots on the OTC Markets Portal, https://www.otcmarkets.com, which is adequate notice. Annual Statement of General Information. The Corporation shall, in a timely manner, in each year, file with the Secretary of State of Wyoming , on the prescribed form, the statement setting forth the authorized number of Directors, the names and complete business address of all incumbent Directors, the names and complete business address of the Chief Executive Officer, Secretary and Chief Financial Officer, the street address of its principal executive office or principal business office in this state and the general type of business constituting the principal business activity of the Corporation, together with a designation of the agent of the Corporation for the purpose of the service of process, all in compliance with the Code. ARTICLE V AMENDMENTS TO BYLAWS Amendment by Shareholders. All Bylaws of the Corporation shall be subject to alteration or repeal, and new Bylaws may be made by the affirmative vote of shareholders holding of record in the aggregate at least a majority of the outstanding shares of stock entitled to vote in the election of directors at any annual or special meeting of shareholders, provided that the notice or waiver of notice of such meeting shall have summarized or set forth in full therein, the proposed amendment. Amendment by Directors. The Board of Directors shall have power to make, adopt, alter, amend and repeal, from time to time, Bylaws of the Corporation, provided, however, that the shareholders entitled to vote with respect thereto as in this Article V above-provided may alter, amend or repeal

AMENDED AND RESTATED BYLAWS OF CS DIAGNOSTICS CORP. a Wyoming corporation Bylaws made by the Board of Directors, except that the Board of Directors shall have no power to change the quorum for meetings of shareholders or of the Board of Directors or to change any provisions of the Bylaws with respect to the removal of directors or the filling of vacancies in the Board resulting from the removal by the shareholders. If any bylaw regulating an impending election of directors is adopted, amended or repealed by the Board of Directors, there shall be set forth in the notice of the next meeting of shareholders for the election of directors, the Bylaws so adopted, amended or repealed, together with a concise statement of the changes made. Record of Amendments. Whenever an amendment or new Bylaw is adopted, it shall be copied in the corporate book of Bylaws with the original Bylaws, in the appropriate place. If any Bylaw is repealed, the fact of repeal with the date of the meeting at which the repeal was enacted or written assent was filed shall be stated in the corporate book of Bylaws. ARTICLE VI SHARES OF STOCK Certificate of Stock. Shares of the capital stock of the Corporation may be certificated or uncertificated. Owners of shares of the capital stock of the Corporation shall be recorded in the share transfer records of the Corporation and ownership of such shares shall be evidenced by a certificate or book entry notation in the share transfer records of the Corporation. Any certificates shall be signed by the President or a Vice President and either the Secretary or any Assistant Secretary or such other officer or officers as the Board of Directors shall designate, and shall bear the seal of the Corporation or a facsimile thereof. The signatures of such officers upon a certificate may be facsimiles. In case any officer who has signed or whose facsimile signature has been placed upon such certificate shall have ceased to be such officer before such certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer at the date of its issuance. Shareholders of Record. The Board of Directors of the Corporation may appoint one or

AMENDED AND RESTATED BYLAWS OF CS DIAGNOSTICS CORP. a Wyoming corporation more transfer agents or registrars of any class of stock of the Corporation. The Corporation may be its own transfer agent if so appointed by the Board of Directors. The names and addresses of shareholders as they appear on the stock transfer book shall be the official list of shareholders of record of the Corporation for all purposes. The Corporation shall be entitled to treat the holder of record of any shares of the Corporation as the owner thereof for all purposes and shall not be bound to recognize any equitable or other claim to, or interest in, such shares or any rights deriving from such shares, on the part of any other person, including (but without limitation) a purchaser, assignee or transferee, unless and until such other person becomes the holder of record of such shares, whether or not the Corporation shall have either actual or constructive notice of the interest of such other person. Lost or Destroyed Certificates. The holder of any certificate representing shares of stock of the Corporation shall immediately notify the Corporation of any loss or destruction of the certificate representing the same. The Corporation may issue a new certificate in the place of any certificate theretofore issued by it, alleged to have been lost or destroyed. On production of such evidence of loss or destruction as the Board of Directors in its discretion may require, the Board of Directors may, in its discretion, require the owner of the lost or destroyed certificate, or his legal representatives, to give the Corporation a bond in such sum as the Board may direct, and with such surety or sureties as may be satisfactory to the Board, to indemnify the Corporation against any claims, loss, liability or damage it may suffer on account of the issuance of the new certificate. A new certificate may be issued without requiring any such evidence or bond when, in the judgment of the Board of directors, it is proper to do so. Transfer of Shares. The shares of the Corporation shall be transferable on the stock transfer books of the Corporation by the holder of record thereof, or his duly authorized attorney or legal representative, upon endorsement and surrender for cancellation of the certificates for such shares if such shares are represented by certificates. All certificates surrendered for transfer shall be

AMENDED AND RESTATED BYLAWS OF CS DIAGNOSTICS CORP. a Wyoming corporation canceled, and no new certificate shall be issued until a former certificate or certificates for a like number of shares shall have been surrendered and canceled, except that in the case of a lost, destroyed or mutilated certificate, a new certificate may be issued therefor upon such conditions for the protection of the Corporation and any transfer agent or registrar as the Board of Directors or the Secretary or any other officer may prescribe. Uncertificated shares shall be transferred in the share transfer records of the Corporation upon the written instruction originated by the appropriate person to transfer the shares. Record Date. In lieu of closing the stock ledger of the Corporation, the Board of Directors may fix, in advance, a date not exceeding sixty (60) days, nor less than ten (10) days, as the record date for the determination of shareholders entitled to receive notice of, or to vote at, any meeting of shareholders, or to consent to any proposal without a meeting, or for the purpose of determining shareholders entitled to receive payment of any dividends or allotment of any rights, or for the purpose of any other action. If no record date is fixed, the record date for the determination of shareholders entitled to notice of, or to vote at, a meeting of shareholders shall be at the close of business on the day next preceding the day on which the notice is given, or, if no notice is given, the day preceding the day on which the meeting is held. The record date for determining shareholders for any other purpose shall be at the close of business on the day on which the resolution of the directors relating thereto is adopted. When a determination of shareholders of record entitled to notice of, or to vote at, any meeting of shareholders has been made, as provided for herein, such determination shall apply to any adjournment thereof, unless the directors fix a new record date for the adjourned meeting. ARTICLE VII DIVIDENDS

AMENDED AND RESTATED BYLAWS OF CS DIAGNOSTICS CORP. a Wyoming corporation Subject to applicable law, dividends may be declared and paid out of any funds available therefore, as often, in such amount, and at such time or times as the Board of Directors may determine. ARTICLE VIII FISCAL YEAR The fiscal year of the Corporation shall be December 31, and may be changed by the Board of Directors from time to time subject to applicable law. ARTICLE IX CORPORATE SEAL The corporate seal shall be circular in form, and shall have inscribed thereon the name of the Corporation, the date of its incorporation, and the word "Wyoming " to indicate the Corporation was incorporated pursuant to the laws of the State of Wyoming . The Corporate is not required to maintain a physical Corporate Seal and instead may utilize a digital Corporate Seal. ARTICLE X INDEMNITY Every person who was or is a party or is threatened to be made a party to or is involved in any action, suit, or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he or a person of whom he is the legal representative is or was a director or officer of the corporation or is or was serving at the request of the corporation or for its benefit as a director or officer of another corporation, or as its representative in a partnership, joint venture, trust, or other enterprise, shall be indemnified and held harmless to the fullest extent legally permissible under the general corporation law of the State of Wyoming from time to time against all expenses,

AMENDED AND RESTATED BYLAWS OF CS DIAGNOSTICS CORP. a Wyoming corporation liability and loss (including attorneys' fees, judgments, fines, and amounts paid or to be paid in settlement) reasonably incurred or suffered by him in connection therewith. The Board of Directors may, in its discretion, cause the expense of officers and directors incurred in defending a civil or criminal action, suit or proceeding to be paid by the corporation as they are incurred and in advance of the final disposition of the action, suit or proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined by a court of competent jurisdiction that he is not entitled to be indemnified by the corporation. No such person shall be indemnified against, or be reimbursed for, any expense or payments incurred in connection with any claim or liability established to have arisen out of his own willful misconduct or gross negligence. Any right of indemnification shall not be exclusive of any other right which such directors, officers or representatives may have or hereafter acquire and, which such directors, officers, or representatives may have or hereafter acquire and, without limiting the generality of such statement, they shall be entitled to their respective rights of indemnification under any bylaw, agreement, vote of shareholders, provision of law or otherwise, as well as their rights under this Article. The Board of Directors may cause the corporation to purchase and maintain insurance on behalf of any person who is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director or officer of another corporation, or as its representative in a partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred in any such capacity or arising out of such status, whether or not the corporation would have the power to indemnify such person. The Board of Directors may from time to time adopt further Bylaws with respect to indemnification and may amend these and such Bylaws to the full extent permitted by the Code.

AMENDED AND RESTATED BYLAWS OF CS DIAGNOSTICS CORP. a Wyoming corporation ARTICLE XI MISCELLANEOUS Shareholders' Agreements . Notwithstanding anything contained in this Article X to the contrary, in the event the Corporation elects to become a close corporation, an agreement between two or more Shareholders thereof, if in writing and signed by the parties thereto, may provide that in exercising any voting rights, the shares held by them shall be voted as provided therein, and may otherwise modify the provisions contained in Article Iv, herein as to shareholders' meetings and actions. Effect of Shareholders' Agreements. Any Shareholders' Agreement authorized by the Code, shall only be effective to modify the terms of these Bylaws if the Corporation elects to become a close corporation with the appropriate filing of an amendment to its Articles of Incorporation as required by the Code and shall terminate when the Corporation ceases to be a close corporation. Such an agreement cannot waive or alter the Sections of the Code. Any other provisions of the Code or these Bylaws may be altered or waived thereby, but to the extent they are not so altered or waived, these Bylaws shall be applicable. Subsidiary Corporations. Shares of the Corporation owned by a subsidiary shall not be entitled to vote on any matter. For the purpose of this Section, a subsidiary of the Corporation as defined the Code is defined as another corporation of which shares thereof possessing more than 25% of the voting power are owned directly or indirectly through one or more other corporations of which the Corporation owns, directly or indirectly, more than 50% of the voting power.

AMENDED & RESTATED BY-LAWS CS DIAGNOSTICS CORP. EXHIBIT "A" 3rd February 2003 Amended By-Laws (Secretary State Nevada, SEC SB-2)

AMENDED & RESTATED BY-LAWS CS DIAGNOSTICS CORP. EXHIBIT "A" 3rd February 2003 Amended By-Laws (Secretary State Nevada, SEC SB-2)

AMENDMENT TO THE ARTICLES OF INCORATION: ARTICLE IV AMENDED & RESTATED CERTIFICATE OF DESIGNATION of SERIES A PREFERRED STOCK of CS DIAGNOSTICS CORP. The undersigned, Thomas Graus, hereby certifies that: he is the duly elected and active President and Secretary of CS DIAGNOSTICS CORP., a Wyoming corporation (the "Corporation"). Pursuant to authority given by the Corporation's Articles of Incorporation in in accordance with the requirements of the Corporations Article of the Wyoming Revised Statutes the Board of Directors of the Corporation has duly Reinstated and Ratifies the previous Certificate of Designations for its Preferred Series A Shares. On 3rd February 3, 2003, the Corporation amended its Articles of Incorporation and filed the original Certificate of Designation for a Preferred Series "A" Stock. On May 4 2010, the Corporation amended its Articles of Incorporation and filed an Amended Certificate of Designation for its Preferred Series "A" Stock, Attached hereto as Exhibit "A". On March 24, 2024, the Board of Directors approved a Amendment to the Articles of Incorporation and this Restated and Amended Certificate of Designation of Series A Preferred Stock. This Restated and Amended Certificate of Designation of Series A Preferred Stock shall be applied retroactive to the Amended Certificate of Designation dated May 4 2010. SERIES A PREFERRED STOCK The Board does hereby Reinstate and Ratify the following: 1. DESIGNATION AND NUMBER OF SHARES. The Corporation's Board of Directors hereby designate Five Hundred Thousand (500,000) shares of preferred stock as "Series A Preferred Stock", par value $.00001, herein designated as the "Super Voting Stock" with voting and other powers, preferences and relative, participating, optional or other rights of the

AMENDMENT TO THE ARTICLES OF INCORATION: ARTICLE IV AMENDED & RESTATED CERTIFICATE OF DESIGNATION of SERIES A PREFERRED STOCK of CS DIAGNOSTICS CORP. shares of such series and the qualifications, limitations and restrictions thereof as described below: 1. ISSUANCE: Shares of Series A Preferred Stock may only be issued in exchange for the partial or full retirement of debt held by management, employees or consultants, or as directed by a majority vote of the Board of Directors. The number of Shares of Series A Preferred Stock to be issued to each qualified person (member of Management, employee or consultant) holding a Note shall be determined by the following formula: For retirement of debt: ?=1 = number of shares of Series A Preferred Stock to be issued where X1 + X2 + X3 ? + ... Xn represent the discrete notes and other obligations owed the lender (holder), which are being retired. 2. VOTING RIGHTS. If at least one share of Series A Preferred Stock is issued and outstanding, then the total aggregate issued shares of Series A Preferred Stock at any given time, regardless of their number, shall have voting rights equal to four times the sum of: a) the total number of shares of Common Stock which are issued and outstanding at the time of voting, plus b) the total number of shares of any other series of preferred stock which are issued and outstanding at the time of voting. ii.) Each individual shares of Series A Preferred Stock shall have the voting rights equal to: [four times the sum of: { all shares of Common Stock issued and outstanding at time of voting + all shares of any other series of preferred stock which are issued and outstanding at time of voting}] divided by: [the number of shares of Series A Preferred Stock issued and outstanding at the time of voting.

AMENDMENT TO THE ARTICLES OF INCORATION: ARTICLE IV AMENDED & RESTATED CERTIFICATE OF DESIGNATION of SERIES A PREFERRED STOCK of CS DIAGNOSTICS CORP. 3. LIQUIDATION RIGHTS. (a) Upon any liquidation, dissolution, or winding up of the Corporation, whether voluntary or involuntary, before any distribution or payment shall be made to the holders of any Common Stock, the holders of the Series A Preferred Stock shall be entitled to be paid out of the assets of the Corporation an amount (the "Liquidation Preference") equal to the product of (i) the original amount paid by the holder thereof (the "Original Issue Price") for each share of Series A Preferred Stock owned by such holder as of the effective date of such liquidation (the "Liquidation Date"), multiplied by (ii) the number of shares of Series A Preferred Stock owned of record by such holder as of the Liquidation Date. (as adjusted for any combinations, splits, recapitalization and the like with respect to such shares in the manner set forth herein). (b) After the payment of the full Liquidation Preference as set forth in Section 2(a) above, the remaining assets of the Corporation legally available for distribution, if any, shall be distributed among all holders of the Common Stock until such time as they have received, in the aggregate, an amount equal to the total amount of the Liquidation Preference distributed to the holders of the Series A Preferred Stock pursuant to Section 2(a) above, which amount shall be distributed to each holder of Common Stock on a pro rata basis in accordance with such Common Stock holder's percentage of ownership of the total number of shares of Common Stock issued by the Corporation and outstanding as of the Liquidation Date. (c) Upon completion of the distributions described in Sections 2(a) and 2(b) above, to the extent that there remains any further, undistributed assets of the Corporation, each of the holders of

AMENDMENT TO THE ARTICLES OF INCORATION: ARTICLE IV AMENDED & RESTATED CERTIFICATE OF DESIGNATION of SERIES A PREFERRED STOCK of CS DIAGNOSTICS CORP. Common Stock and the Series A Preferred Stock shall receive, on a pro rata basis in accordance with such Common and Series A Preferred Stock holder's percentage of ownership of the total combined number of shares of Common Stock and Series A Preferred Stock outstanding as of the Liquidation Date, the remaining amount of undistributed assets of the Corporation available for distribution as of such Liquidation Date. (d) The following events shall be considered a "liquidation" under this Section: (i) Any consolidation or merger of the Corporation with or into any other corporation or other entity or person, or any other corporate reorganization, in which the stockholders of the Corporation sell or transfer to any other party or parties all or substantially all of the capital stock of the Corporation ( an "Acquisition"); (ii) A sale, lease or other disposition of all or substantially all of the assets of the Corporation (an "Asset Transfer"). (e) If, upon any liquidation, distribution, or winding up, the assets of the Corporation shall be insufficient to make payment in full to all holders of Series A Preferred Stock of the Liquidation Preference set forth in Section 2(a) after payment in full of all other outstanding debts, judgments or other obligations of the Corporation as of the Liquidation Date, then such assets shall be distributed among the holders of the Series A Preferred Stock at the time outstanding, on a pro rata basis in proportion to the full amounts to which they would otherwise be respectively entitled if the entire amount due and payable pursuant to Section 2(a) above were available for distribution at such time.

AMENDMENT TO THE ARTICLES OF INCORATION: ARTICLE IV AMENDED & RESTATED CERTIFICATE OF DESIGNATION of SERIES A PREFERRED STOCK of CS DIAGNOSTICS CORP. 4. CONVERSION RIGHTS. The holders of the Series A Preferred Stock shall no rights with respect to the conversion of the Series A Preferred Stock into an equivalent number of shares of Common Stock (the "Conversion Rights"), where the Series A Preferred Stock is defined as "Super Voting Stock". 5. NOTICES. Any notice required by the provisions of this Section 3 shall be in writing and shall be deemed effectively given: (i) upon personal delivery to the party to be notified; (ii) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient; or, if not, then on the next successive business day; (iii) five days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (iv) one day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All notices shall be addressed to each holder of record at the address of such holder appearing on the books of the Corporation as of the date of such notice. 6. OTHER RIGHTS. Except to the extent specifically set forth herein, the holders of the Series A Preferred Stock shall be entitled to all of the rights and benefits enjoyed by the holders of the Corporation's Common Stock under its Articles of Incorporation and Bylaws, as the same may be amended from time to time, and under applicable law. 7. ADJUSTMENT FOR STOCK SPLITS AND COMBINATIONS. If the Corporation shall at any time or from time to time after the date that the first share of Series A Preferred Stock is issued (the "Original Issue Date") effect a subdivision of the outstanding shares of Common Stock without providing for a corresponding subdivision of the number of shares of Series A

AMENDMENT TO THE ARTICLES OF INCORATION: ARTICLE IV AMENDED & RESTATED CERTIFICATE OF DESIGNATION of SERIES A PREFERRED STOCK of CS DIAGNOSTICS CORP. Preferred Stock outstanding as of such date, then, the stock price in effect immediately before that subdivision shall be proportionately decreased. Conversely, if the Corporation shall at any time or from time to time after the Original Issue Date combine the outstanding shares of Common Stock into a smaller number of shares without providing for a corresponding combination of the outstanding Series A Preferred Stock, then the stock price in effect immediately before the combination shall be proportionately increased. Any adjustment under this Section 4 shall become effective at the close of business on the date the applicable subdivision or combination becomes effective. 8. NOTICES OF RECORD DATE. Upon (i) any taking by the Corporation of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any distribution, or (ii) any acquisition or other capital reorganization of the Corporation, any reclassification or recapitalization of the capital stock of the Corporation, any merger or consolidation of the Corporation with or into any other corporation, any asset transfer, or any voluntary or involuntary dissolution, liquidation or winding up of the Corporation, the Corporation shall mail to each holder of Series A Preferred Stock at least ten (10) days prior to the record date specified therein a notice specifying: (A) the date on which any such record is to be taken for the purpose of such distribution and a description of such distribution; (B) the date on which any such acquisition, reorganization, reclassification, transfer, consolidation, merger, asset transfer, dissolution, liquidation or winding up is expected to become effective; and (C) the date, if any, that is to be fixed as to when the holders of record of Common Stock (or other securities) shall be entitled to exchange their shares of Common Stock (or other securities) for securities or other property deliverable upon such acquisition, reorganization, reclassification, transfer, consolidation, merger, asset transfer, dissolution, liquidation or winding up.

AMENDMENT TO THE ARTICLES OF INCORATION: ARTICLE IV AMENDED & RESTATED CERTIFICATE OF DESIGNATION of SERIES A PREFERRED STOCK of CS DIAGNOSTICS CORP. IN WITNESS WHEREOF, the undersigned being a duly authorized officer of the Corporation, does file this Certificate of Designation, Rights and Preferences, hereby declaring and certifying that the facts stated herein are true and accordingly has hereunto set his had this 24th day of March, 2023 CS Diagnostics Corp. Thomas Graus, Secretary /s/Thomas Graus

AMENDED & RESTATED CERTIFICATE OF DESIGNATION of SERIES A PREFERRED STOCK of CS DIAGNOSTICS CORP. EXHIBIT "" 3rd February 2003 1st July 2010 Original Certificate of Designation Series A Preferred Stock (Secretary State Nevada File Stamped and SEC Filing SB-2) Amended Certificate of Designation Series A Preferred Stock (Secretary State Wyoming, on re-domestication)

AMENDMENT TO THE ARTICLES OF INCORPORATION ARTICLE IV AMENDED & RESTATED CERTIFICATE OF DESIGNATION of SERIES B PREFERRED STOCK of CS DIAGNOSTICS CORP. The undersigned, Thomas Graus, hereby certifies that: he is the duly elected and active President and Secretary of CS DIAGNOSTICS CORP., a Wyoming corporation (the "Corporation"). Pursuant to authority given by the Corporation's Articles of Incorporation in in accordance with the requirements of the Corporations Article of the Wyoming Revised Statutes the Board of Directors of the Corporation has duly Reinstated and Ratifies the previous Certificate of Designations for its Preferred Series B Shares. On 18th October 2010, the Corporation amended its Articles of Incorporation and filed the original Certificate of Designation for a Preferred Series "B" Stock. March 31, 2015, the Corporation amended its Articles of Incorporation and filed an Amended Certificate of Designation for its Preferred Series "B" Stock. On March 24, 2024, the Board of Directors approved a Amendment to the Articles of Incorporation and this Restated and Amended Certificate of Designation of Series B Preferred Stock. This Amended and Restatement of the Certificate of Designation of Series B Preferred Stock shall be applied retroactive to the Amended Certificate of Designation dated March 31, 2015. SERIES B PREFERRED STOCK On the 18th of October 2010, the Board of Directors approved and filed a Certificate of Designation for Series B Preferred Shares and as amended on 31 March 2015. The Board does hereby Amend and Restate the Certificate of Designation for Series B Preferred Share the following: 1. DESIGNATION AND NUMBER OF SHARES. 20,000,000 shares of Series B Preferred Stock, par value $.00001 per share (the "Preferred B Stock"), are authorized pursuant to Article IV

AMENDMENT TO THE ARTICLES OF INCORPORATION ARTICLE IV AMENDED & RESTATED CERTIFICATE OF DESIGNATION of SERIES A PREFERRED STOCK of CS DIAGNOSTICS CORP. of the Corporation's Amended Articles of Incorporation (the "Series B Preferred Stock" or "Series B Preferred Shares"). 2. DIVIDENDS. The holders of Preferred B Stock shall be entitled to receive dividends when, as if declared by the Board of Directors, in its sole discretion. 3. LIQUIDATION RIGHTS. Upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, before any distribution or payment shall be made to the holders of any stock ranking junir to the Preferred B Stock, the holders of the Preferred B Stock shall be entitled to be paid out of the assets of the Corporation an amount equal to $1.00 per share or, in the event of an aggregate subscription by any single subscriber for Preferred B Stock in excess of $100,000, $.997 per shares, (as adjusted for any stock dividents, combinations, splits, recapitalizations and the like with respect to such shares)(the "Preference Value"), plus all declared but unpaid dividends, for each share of Preferred B Stock held by them. After the payment of the full applicable Preference Value of each share of the Preferred B Stock as set forth herein, the remaining assets of the Corporation legally available for distribution, if any, shall be distributed ratably to the holders of the Corporation's Common Stock. 4. CONVERSION. The Conversion rate of one share Preferred Series B shall be 1 share of Preferred Series B shall be converted into 20,000 shares of common stock of the Corporation. The Corporation agrees upon the submission of a Notice of Conversion to authorize the Secretary of the Corporation to issue a Board Resolution authorizing the conversion and to notify the transfer agent to process the Conversion. The Preferred Series B shareholder is responsible for any legal or transfer agent fees for such conversion.

AMENDMENT TO THE ARTICLES OF INCORPORATION ARTICLE IV AMENDED & RESTATED CERTIFICATE OF DESIGNATION of SERIES A PREFERRED STOCK of CS DIAGNOSTICS CORP. 5. VOTING. The Preferred Series B shareholders shall have the same voting rights as the Corporations Common Stock Shareholders, e.g. 1 vote for each share of Preferred Series B or Common Stock. 6. PRICE. The Board of Directors shall determine the price of issuance of any Preferred Series B Stock. 7. NOTICES OF RECORD DATE. Upon (i) any taking by the Corporation of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any distribution, or (ii) any acquisition or other capital reorganization of the Corporation, any reclassification or recapitalization of the capital stock of the Corporation, any merger or consolidation of the Corporation with or into any other corporation, any asset transfer, or any voluntary or involuntary dissolution, liquidation or winding up of the Corporation, the Corporation shall mail to each holder of Series A Preferred Stock at least ten (10) days prior to the record date specified therein a notice specifying: (A) the date on which any such record is to be taken for the purpose of such distribution and a description of such distribution; (B) the date on which any such acquisition, reorganization, reclassification, transfer, consolidation, merger, asset transfer, dissolution, liquidation or winding up is expected to become effective; and (C) the date, if any, that is to be fixed as to when the holders of record of Common Stock (or other securities) shall be entitled to exchange their shares of Common Stock (or other securities) for securities or other property deliverable upon such acquisition, reorganization, reclassification, transfer, consolidation, merger, asset transfer, dissolution, liquidation or winding up. IN WITNESS WHEREOF, the undersigned being a duly authorized officer of the Corporation, does file this Certificate of Designation, Rights and Preferences, hereby declaring

AMENDMENT TO THE ARTICLES OF INCORPORATION ARTICLE IV AMENDED & RESTATED CERTIFICATE OF DESIGNATION of SERIES A PREFERRED STOCK of CS DIAGNOSTICS CORP. and certifying that the facts stated herein are true and accordingly has hereunto set his had this 24th day of March, 2023 CS Diagnostics Corp. Thomas Graus, Secretary /s/Thomas Graus

AMENDED & RESTATED CERTIFICATE OF DESIGNATION of SERIES B PREFERRED STOCK CS DIAGNOSTICS CORP. EXHIBIT "C" 18th October 2010 Original Certificate of Designation Series B Preferred Stock (Secretary State Wyoming, SEC 8k) 31 March 2015 Amended Certificate of Designation Series B Preferred Stock (Secretary State Wyoming)

UNITED STATESSECURITIES AND EXCHANGE COMMISSIONWashington, D.C. 20549 ???????FORM 8-K??????? CURRENT REPORTPURSUANT TO SECTION 13 OR 15(d) OF THESECURITIES EXCHANGE ACT OF 1934 Date of Report: December 17, 2010(Date of earliest event reported) ???????THE CHILDREN'S INTERNET, INC.(Exact name of registrant as specified in charter)??????? NEVADA(State or other Jurisdiction of Incorporation or Organization) 000-29611 (Commission File Number) 20-1290331 (IRS Employer Identification No.) 2377 Gold Meadow Way,SUITE 100Gold River, CA 95670(Address of Principal Executive Offices and zip code) (916)631-1987(Registrant's telephone number, including area code) N/A(Former Name or Former Address, if Changed Since Last Report) Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions: ¨Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)¨Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))¨Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))¨Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995 Information included in this Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Actof 1934, as amended (the "Exchange Act" ). This information may involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance orachievements of The Children's Internet, Inc. (the "Company" ) to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements.Forward-looking statements, which involve assumptions and describe future plans, strategies and expectations of the Companies, are generally identifiable by use of the words "may," "will,""should," "expect," "anticipate," "estimate," "believe," "intend" or "project" or the negative of these words or other variations on these words or comparable terminology. Forward-lookingstatements are based on assumptions that may be incorrect, and there can be no assurance that any projections or other expectations included in any forward-looking statements will come to pass.The actual results of the Company could differ materially from those expressed or implied by the forward-looking statements as a result of various factors. Except as required by applicable laws, theCompany undertakes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future. Item 5.03 Amendment to the Articles of Incorporation Pursuant to Article IV of the Company's Articles of Incorporation and Article VIII of the Company's Bylaws on October 18, 2010 the Company filed its Profit Corporation Articles ofAmendment (the "Amendment") with the Wyoming Secretary of State, increasing its authorized common shares from 500 million to 50 billion at par $0.00001 and designated its 25million Preferred B shares at a par value of $0.00001, inclusive in the 25 million Preferred Shares the Company designates a new series Preferred B stock which will have special rightsand privileges. A copy of the Amendment and exhibit are attached hereto as Exhibit A. SIGNATURES Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized. The Children's Internet, Inc. Date: December 17, 2010By:/s/ R ICHARD J. L EWIS III Richard J. Lewis III,Chief Executive Officer